                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549



                                    FORM 8-K
                                 CURRENT REPORT



                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


              Date of Report (Date of earliest event) June 29, 2001
                                                      -------------



                           BELDEN & BLAKE CORPORATION
                           --------------------------
             (Exact name of registrant as specified in its charter)



           Ohio                         0-20100                   34-1686642
----------------------------   ------------------------      -------------------
(State or other jurisdiction   (Commission File Number)        (IRS Employer
      of incorporation)                                      Identification No.)



5200 Stoneham Road, North Canton, Ohio                              44720
-----------------------------------------                     ------------------
(Address of principal executive offices)                          (Zip Code)

                                 (330) 499-1660
                                 --------------
               Registrant's telephone number, including area code





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Item 5.  Other Events

         On June 29, 2001, Belden & Blake Corporation ("Belden & Blake" or the "Company") amended its $100 million revolving credit facility ("the Revolver") from Ableco Finance LLC and Foothill Capital Corporation. The amendment extended the Revolver's final maturity date to April 22, 2004, from August 23, 2002, increased the letter of credit sub-limit from $20 million to $30 million and eliminated the effects of Statement of Financial Accounting Standards No. 133, "Accounting for Derivative Instruments and Hedging Activities," from covenant calculations. The Company paid approximately $200,000 in fees and expenses related to the amendment.

                  The amendment extended the financial covenant for senior interest coverage ratio of 3.2 to 1 for the quarters ending September 30, 2002, through March 31, 2004; and a senior debt leverage ratio of 2.7 to 1 was extended for the quarters ending September 30, 2002, through March 31, 2004. These ratios will be calculated quarterly based on the financial results of the previous four quarters.

                  The amendment added an early termination fee equal to .25% of the facility if terminated between the effective date and May 31, 2002. If termination is after May 31, 2002 but before May 31, 2003, the termination fee is .125% of the facility. There is no termination fee after May 31, 2003. The Company is required to hedge at least 20% but not more than 80% of its estimated hydrocarbon production, on an Mcfe (Million cubic feet of natural gas equivalent) basis, for the succeeding 12 months on a rolling 12 month basis. Based on the Company's hedges currently in place and its expected production levels the Company is in compliance with this hedging requirement through March 2003.

Item 9.  Regulation FD Disclosure

         Belden & Blake is furnishing the following information under Item 9 of this Current Report on Form 8-K.

         The information in this report is furnished pursuant to Item 9 and shall not be deemed to be "filed" for purposes of Section 18 of the Exchange Act or otherwise subject to the liabilities of that section, except if the Company specifically states that the information is to be considered "filed" under the Exchange Act or incorporates it by reference into a filing under the Securities Act of the Exchange Act. This report will not be deemed an admission as to the materiality of any information in the report that is required to be disclosed solely by Regulation FD.

         The information in this document includes forward-looking statements that are made pursuant to Safe Harbor Provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements, and the business prospects of Belden & Blake are subject to a number of risks and uncertainties which may cause the Company's actual results in future periods to differ materially from the forward-looking statements contained herein. These risks and uncertainties include, but are not limited to, the Company's access to capital, the market demand for and prices of oil and natural gas, the Company's oil and gas production and costs of operation, results of the Company's future drilling activities, the uncertainties of reserve estimates and environmental risks. These and other risks are described in the Company's 10-K and 10-Q reports and other filings with the Securities and Exchange Commission.

         To manage its exposure to natural gas price volatility, the Company may partially hedge its physical gas sales prices by selling futures contracts on the New York Mercantile Exchange ("NYMEX") or by selling NYMEX based commodity derivative contracts which are placed with major financial institutions that the Company believes are minimal credit risks. The contracts may take the form of


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futures contracts, swaps, collars or options. The Company's financial results and cash flows can be significantly impacted as commodity prices fluctuate widely in response to changing market conditions. Accordingly, the Company may modify its fixed price contract and financial hedging positions by entering into new transactions or terminating existing contracts. The following table reflects the natural gas volumes and the weighted average prices under financial hedges and fixed price contracts (including settled hedges) at June 29, 2001:

                                        NATURAL GAS SWAPS                  FIXED PRICE CONTRACTS
                           -----------------------------------------   ---------------------------
                                                         ESTIMATED                     ESTIMATED
                                             NYMEX        WELLHEAD                      WELLHEAD
                                             PRICE         PRICE          ESTIMATED      PRICE
QUARTER ENDING                 Bbtu        PER Mmbtu      PER Mcf            Mmcf       PER Mcf
--------------             ------------  -------------  ------------   -------------  ------------

September 30, 2001               1,950   $       4.50   $      4.65           1,250   $      3.85
December 31, 2001                2,400           4.77          4.99             900          4.40
                           ------------  -------------  ------------   -------------  ------------
                                 4,350   $       4.65   $      4.84           2,150   $      4.08
                           ============  =============  ============   =============  ============

March 31, 2002                   2,550   $       4.95   $      5.20             970   $      4.65
June 30, 2002                    2,550           4.61          4.76             700          4.30
September 30, 2002               2,550           4.61          4.76             620          4.30
December 31, 2002                2,550           4.63          4.84             560          4.45
                           ------------  -------------  ------------   -------------  ------------
                                10,200   $       4.70   $      4.89           2,850   $      4.45
                           ============  =============  ============   =============  ============

                                            NATURAL GAS COLLARS
                           ------------------------------------------------------
                                              NYMEX PRICE           ESTIMATED
                                               PER Mmbtu         WELLHEAD PRICE
QUARTER ENDING                   Bbtu          FLOOR/CAP             PER Mcf
--------------             ------------  -------------------  -------------------

March 31, 2003                   1,650      $   3.40 - 5.23       $  3.60 - 5.43
June 30, 2003                    1,650          3.40 - 5.23          3.60 - 5.43
September 30, 2003               1,650          3.40 - 5.23          3.60 - 5.43
December 31, 2003                1,650          3.40 - 5.23          3.60 - 5.43
                           ------------  -------------------  -------------------
                                 6,600      $   3.40 - 5.23       $  3.60 - 5.43
                           ============  ===================  ===================

      Bbtu - BILLION BRITISH THERMAL UNITS          Mmcf - MILLION CUBIC FEET
      Mmbtu - MILLION BRITISH THERMAL UNITS         Mcf - THOUSAND CUBIC FEET

                  At June 29, 2001, the natural gas swaps and collars above represented approximately $17.1 million in unrealized gains.



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Signatures
----------

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:    July 3, 2001                       BELDEN & BLAKE CORPORATION
         ------------                       (Registrant)


                                            By:   /s/ Robert W. Peshek
                                                --------------------------------
                                                Robert W. Peshek, Vice President
                                                and Chief Financial Officer